EXHIBIT 10.2

Execution Version

AMENDMENT NO. 1 AND CONSENT

This AMENDMENT NO. 1 AND CONSENT, dated as of April 21, 2015 (this “Amendment and Consent”), by and among AXIALL CORPORATION (F/K/A GEORGIA GULF CORPORATION), a Delaware corporation (“Axiall”), EAGLE SPINCO INC., a Delaware corporation (“Spinco”, and together with Axiall, the U.S. Borrowers”), ROYAL GROUP, INC., a Canadian federal corporation (“Canadian Borrower”), GENERAL ELECTRIC CAPITAL CORPORATION (“GE Capital”), as Administrative Agent, and the Lenders party hereto under that certain Second Amended and Restated Credit Agreement, dated as of December 17, 2014 (as the same may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among the U.S. Borrowers, the Canadian Borrower, the other Credit Parties party thereto, the Lenders, and the L/C Issuers from time to time party thereto, GE Capital, as Administrative Agent, Co-Collateral Agent and Co-Syndication Agent, and Wells Fargo Capital Finance, LLC, as Co-Collateral Agent and Co-Syndication Agent. Capitalized terms used but not defined in this Amendment and Consent shall have the meanings that are set forth in the Credit Agreement.

W I T N E S S E T H:

WHEREAS, pursuant to the terms of the Loan Documents, the Credit Parties have granted Liens on substantially all of their assets, including Mortgages on the Real Estate at the locations listed on Annex I attached hereto (the “Specified Properties”; the Mortgages on the Specified Properties, the “Specified Mortgages”) to the Administrative Agent, for the benefit of the Secured Parties, as collateral security for the prompt and complete payment of the Secured Obligations;

WHEREAS, pursuant to the terms of that certain Credit Agreement, dated as of February 27, 2015 (as the same may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Term Loan Agreement”), by and among Axiall, as borrower, the several banks and other financial institutions or entities from time to time party thereto as lenders (the “Term Lenders”) and Barclays Bank PLC, in its capacity as administrative agent and collateral agent (in such capacities, the “Term Agent”), the Term Agent has not taken Mortgages on the Specified Properties;

WHEREAS, the Borrowers have requested consent from the Required Lenders to release the Specified Mortgages on terms and subject to the conditions herein provided;

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1.                                            CONSENT.

1.1                               Effective as of the Effective Date (as defined in Section 3 hereof) and subject to the satisfaction (or due waiver) of the conditions set forth in Section 3 (Conditions Precedent to Effectiveness) hereof, the Lenders party hereto hereby consent to the release of the Specified Mortgages and direct the Administrative Agent to release the Specified Mortgages.

SECTION 2.                                            AMENDMENTS.

2.1                               Effective as of the Effective Date and subject to the satisfaction (or due waiver) of the conditions set forth in Section 3 (Conditions Precedent to Effectiveness) hereof:

(a)                                 Clause (b)(ii) of the definition of “Canadian Borrowing Base” shall be amended and restated in its entirety to read as follows:

“(ii) $10,000,000 minus the amount of Designated Eligible Foreign Accounts included in the U.S. Borrowing Base under clause (b) of the definition of U.S. Borrowing Base; plus”

(b)                                 Clause (b)(ii) of the definition of “U.S. Borrowing Base” shall be amended and restated in its entirety to read as follows:

“(ii) $10,000,000 minus the amount of Designated Eligible Foreign Accounts included in the Canadian Borrowing Base under clause (b) of the definition of Canadian Borrowing Base; plus”.

SECTION 3.                                            CONDITIONS PRECEDENT TO EFFECTIVENESS

3.1                               This Amendment and Consent shall become effective as of the date hereof (the “Effective Date”) upon the following:

(a)                                 The Administrative Agent (or its counsel) shall have received counterparts of this Amendment and Consent duly executed by the Borrowers, the Administrative Agent and Required Lenders; and

(b)                                 All representations and warranties contained in Section 4 hereof shall be true and correct as of the Effective Date.

SECTION 4.                                            REPRESENTATIONS AND WARRANTIES

On and as of the Effective Date, after giving effect to this Amendment and Consent and the transactions contemplated hereby, each Borrower party hereto represents and warrants, on behalf of itself and each other Credit Party, to the Administrative Agent and the Lenders, that the following statements are true and correct:

4.1                               Corporate Power and Authority.  Each Borrower has all requisite power and authority to (a) enter into this Amendment and Consent and to carry out the transactions contemplated hereby and (b) perform its obligations under each Loan Document to which it is a party and to carry out the transactions contemplated thereby.  This Amendment and Consent has been duly executed and delivered by each Borrower and this Amendment and Consent constitutes the legal, valid and binding obligation of each Borrower, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity regardless of whether considered in a proceeding in equity or at law.

4.2                               Authorization of Agreements.  The execution, delivery and performance of this Amendment and Consent and the documents contemplated hereby have been duly authorized by all necessary action on the part of each Borrower.

4.3                               Incorporation of Representations and Warranties from the Credit Agreement.  The representations and warranties as to each Credit Party made in Article III (Representations and Warranties) of the Credit Agreement and each of the other Loan Documents are true and correct in all material respects (without duplication of any materiality qualifier contained therein), except to the extent that such representations or warranties expressly relate to an earlier date, in which event such

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representations and warranties shall be true and correct in all material respects (without duplication of any materiality qualifier contained therein) as of such earlier date.

4.4                               Absence of Default.  Before and immediately after giving effect to this Amendment and Consent and the transactions contemplated hereby, no Default or Event of Default has occurred and is continuing or will result therefrom.

SECTION 5.                                            COVENANT

5.1                               Filing of Subsequent Mortgages. If at any time subsequent to the Effective Date, the Term Agent elects to file a Mortgage on any Specified Property, the Credit Parties shall (i) notify the Administrative Agent in writing at least ten Business Days (or such shorter period of time as the Administrative Agent may agree in its sole discretion) prior to the proposed filing date of such Mortgage and (ii) substantially concurrently with such filing, grant a second-priority Mortgage (subject to the terms of the Intercreditor Agreement) to the Administrative Agent, for the benefit of the Secured Parties, and deliver any related documentation with respect to such Specified Property contemplated by Section 4.13(b) of the Credit Agreement.  Failure to comply with this Section 5.1 shall constitute an immediate Event of Default under the Credit Agreement.

SECTION 6.                                            MISCELLANEOUS

6.1                               Ratification by Credit Parties.  Each of the Borrowers agrees and acknowledges that (i) notwithstanding the effectiveness of this Amendment and Consent, each Credit Party’s guarantee (as set forth in the Collateral Documents) shall remain in full force and effect without modification thereto and (ii) nothing herein shall in any way limit any of the terms or provisions of such Credit Party’s guarantee or any other Loan Document executed by such Credit Party (as the same may be amended from time to time), all of which are hereby ratified, confirmed and affirmed in all respects.  Each Borrower hereby further acknowledges that the Borrowers, the Administrative Agent and any Lender may from time to time enter into any further amendments, modifications, terminations and/or waivers of any provision of the Loan Documents without notice to or consent from any Credit Party and without affecting the validity or enforceability of each Credit Party’s guarantee or giving rise to any reduction, limitation, impairment, discharge or termination of such Credit Party’s guarantee.

6.2                               Expenses.  Borrowers agree to reimburse the Administrative Agent for its reasonable out-of-pocket expenses incurred by it in connection with this Amendment, including the reasonable fees, charges and disbursements of Weil, Gotshal & Manges LLP, counsel for the Administrative Agent.

6.3                               Binding Effect.  This Amendment and Consent shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and the successors and assigns of the Lenders.

6.4                               Severability.  In case any provision in or obligation hereunder shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

6.5                               Effect on Credit Agreement.  Except as specifically amended by this Amendment and Consent, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.  The parties agree that in the event of any conflict between this Amendment and Consent and the provisions of the Credit Agreement, this Amendment and Consent shall control.

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6.6                               No Waiver.  The execution, delivery and performance of this Amendment and Consent shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Administrative Agent or Lenders under, the Credit Agreement or any of the other Loan Documents.  This Amendment and Consent is limited to the transactions specified herein and shall not constitute an amendment or waiver of, or an indication of the Administrative Agent’s or the Lenders’ willingness to amend or waive, any other provisions of the Credit Agreement or any other Loan Documents or the same provisions for any other date or purpose.

6.7                               Headings.  Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.

6.8                               APPLICABLE LAW.  THIS AMENDMENT AND CONSENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF.

6.9                               Counterparts.  This Amendment and Consent may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.  Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document.  Delivery of an executed signature page of this Amendment and Consent by facsimile transmission or electronic mail shall be as effective as delivery of a manually executed counterpart hereof.

6.10                        Loan Document.  This Amendment and Consent is a Loan Document.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Consent to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

BORROWERS:

AXIALL CORPORATION,
as Borrower and Borrower Representative

By:
Name: Gregory Thompson
Title: Chief Financial Officer

ROYAL GROUP, INC / GROUPE ROYAL, INC,
as a Borrower

By:
Name:
Title:

EAGLE SPINCO INC.,
as a Borrower

By:
Name: Gregory Thompson
Title: Vice President

[SIGNATURE PAGE TO AMENDMENT AND CONSENT TO CREDIT AGREEMENT]

GENERAL ELECTRIC CAPITAL CORPORATION,
as Administrative Agent and as Lender

By:
Name:
Title: Duly Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT AND CONSENT TO CREDIT AGREEMENT]

WELLS FARGO CAPITAL FINANCE, LLC, as Lender

By:
Name:
Title:

WELLS FARGO CAPITAL FINANCE CORPORATION CANADA, as Lender

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT AND CONSENT TO CREDIT AGREEMENT]

BARCLAYS BANK PLC, as Lender

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT AND CONSENT TO CREDIT AGREEMENT]

CITIBANK, N.A., as Lender

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT AND CONSENT TO CREDIT AGREEMENT]

HSBC BANK USA, N.A., as Lender

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT AND CONSENT TO CREDIT AGREEMENT]

JPMORGAN CHASE BANK, N.A., as Lender

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT AND CONSENT TO CREDIT AGREEMENT]

PNC BANK, NATIONAL ASSOCIATION, as Lender

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT AND CONSENT TO CREDIT AGREEMENT]

ROYAL BANK OF CANADA, as Lender

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT AND CONSENT TO CREDIT AGREEMENT]

SUNTRUST BANK, as Lender

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT AND CONSENT TO CREDIT AGREEMENT]

Annex I

Specified Properties

850 East Highway 77, Newbern, Dyer County, TN
6525 Hardison Rd., Everett, Snohomish County, WA
1 Contact Place, Delmont, Westmoreland County, PA
56400 Mound Rd., Shelby Township, Macomb County, MI
10068 Summit Drive, Prairie, Monroe County, MS